Exhibit 10.1
lululemon athletica inc.
EMPLOYEE SHARE PURCHASE PLAN

lululemon athletica inc.
EMPLOYEE SHARE PURCHASE PLAN
Article 1 — Definitions

1.1 Definitions

In this Plan, unless the context otherwise requires:

Administration Agreement

means the administration, trust, administrative services, plan services or other agreement entered into by lululemon with the Administrator pursuant to section 9.1 or 9.2 then in effect, as the same may be amended pursuant to section 9.3.

Administrator

means the party appointed as Administrator and service provider in connection with the administration of this Plan pursuant to section 9.1 or 9.2 then acting as such.

Applicable Tax Legislation

means the Income Tax Act (Canada) and the regulations made thereunder and applicable provincial income tax legislation and regulations made thereunder or, as applicable, the Internal Revenue Code of 1986, as amended.

Board of Directors

means the board of directors of lululemon.

Canadian Employee

means an Employee who is resident in Canada within the meaning of that expression as used in the Income Tax Act (Canada) and is employed by a Canadian Employer.

Canadian Employer

means an Employer that is organized under the laws of Canada or a province thereof which carries on business in Canada and deals at non-arm’s length with lululemon.

Committee

means the People, Culture and Compensation Committee of the Board of Directors and shall include (i) any successor to such committee, and (ii) any committee of the Board of Directors which may, subsequent to the implementation of this Plan, be established by the Board of Directors and to which the Board of Directors has delegated responsibility for administration of this Plan (any successor or other committee being herein referred to as a “Successor Committee”), provided that if the Compensation Committee of the Board of Directors shall cease to exist without any Successor Committee coming into existence “Committee” shall mean the Board of Directors.

Common Shares

means common shares, par value U.S. $0.005 per share, in the capital of lululemon.

Declaration of Trust

in respect of any Member, means the separate application and declaration of trust (including any addenda in respect of “locked-in funds”) entered into by the Trustee and such Member pursuant to the Sponsor Agreement in the form approved by the Trustee, as amended by the Trustee from time to time, which creates, governs and sets out the terms of the registered retirement savings plan or the tax free savings account under the Applicable Tax Legislation under which such Member is the annuitant within the meaning of Applicable Tax Legislation.

Earnings

means, with respect to any Member, the total base earnings of such Member from such Member’s Employer, but excluding overtime pay, commissions, bonus payments, on-call pay, gratuities and other special compensation.

Employee

means a person who is an employee of an Employer.

Employer

means:
(a)lululemon; or
(b)a Participating Subsidiary.

Excluded Employee

means a person who is an officer of lululemon, a member of the Board of Directors or any other person whose transactions in Common Shares are subject to Section 16 of the United States Securities Exchange Act of 1934, as amended.

Full-Time Employee

means:
(a)an Employee who is in a full-time year round position and works 24 or more hours per week; or
(b)an Employee or class of Employees whose participation in the Plan is approved in writing by the Chief Executive Officer of lululemon.

lululemon

means lululemon athletica inc., a Delaware corporation.

Market Value

on any date, means the average of the closing prices per share of at least a board lot of Common Shares on the NASDAQ Stock Market for the five trading days immediately preceding such date on which at least a board lot of Common Shares traded.

Member

means a Full-Time Employee who is enrolled in this Plan pursuant to the provisions hereof.

Non-Registered ESPP

means a Non-Registered ESPP Account established and maintained by the Administrator with respect to a Member under this Plan that is not a Registered ESPP.

Non-Registered ESPP Account

means, with respect to any Member, an account of such Member established and maintained by the Administrator pursuant to section 10.1.

Participating Subsidiary

means any Subsidiary of lululemon that has been designated by the Board of Directors, the Committee or the Chief Executive Officer of lululemon as participating in this Plan unless such designation has been revoked by the Board of Directors, the Committee or the Chief Executive Officer as the case may be.

Plan

means this Employee Share Purchase Plan (“ESPP”) which will consist of the Non-Registered ESPPs and the Registered ESPPs.

Registered ESPP

means a Registered ESPP Account established and maintained by the Trustee with respect to a Member under this Plan pursuant to a Declaration of Trust that is a “registered retirement savings plan” or a “tax free savings account” under the Applicable Tax Legislation.

Registered ESPP Account

means with respect to any Member, an account of such Member established and maintained by the Trustee pursuant to section 10.2.

Sponsor Agreement

means the RSP Sponsor Agreement entered into by lululemon with the Trustee pursuant to section 9.4 or 9.5 then in effect, as the same may be amended pursuant to section 9.6.

Subsidiary

means a “subsidiary” as that term is defined in the Securities Act (British Columbia).

Trustee

means (i) in respect of Non-Registered ESPPs, the Administrator, and (ii) in respect of Registered ESPPs, the party appointed as Trustee under this Plan pursuant to section 9.4 or 9.5 then acting as such.

Year

means a year ending December 31.

Article 2 — Eligibility

2.1 Eligibility

Each Full-Time Employee who is not an Excluded Employee is eligible to enrol and participate in this Plan at any time after the commencement of the first calendar month following the end of the Employee’s three-month initial probation period. Excluded Employees may not enrol or participate in this Plan at any time.

2.2 Re-enrolment

If the employment of a Member is terminated as described in section 7.2 and the Employee thereafter becomes a Full-Time Employee, for the purposes of this Plan, the Employee will be considered to be a new Employee.

2.3 No Right to Employment

Participation in this Plan is entirely voluntary and any decision by a Full-Time Employee not to participate will not affect such Employee’s employment with such Employee’s Employer. Nothing contained in this Plan gives any Full-Time Employee who participates in this Plan the right to be employed or to continue to be employed by an Employer. Participation in this Plan shall not create any employment relationship between an Employee and lululemon.

Article 3 — Enrolment

3.1 Enrolment by Canadian Employees

A Full-Time Employee who is a Canadian Employee who wishes to participate in a Non-Registered ESPP or a Registered ESPP must:

(a)submit an online enrolment form to the Administrator authorizing the Employee’s Employer to deduct from the Earnings of such Employee such contributions to this Plan as such Employee may designate in such enrolment form (subject to changes which the Employee may thereafter make pursuant to section 4.1);

(b)if the Employee wishes to enrol and participate in a Registered ESPP, complete and submit to the Administrator an online application form;

(c)if the Employee wishes to enrol and participate in a Non-Registered ESPP and/or a Registered ESPP, designate a percentage of the Member’s contributions to this Plan that the Employee wishes to contribute to (i) the Non-Registered ESPP; and (ii) the Registered ESPP;

(d)submit to the Administrator an online beneficiary designation form; and

(e)express the agreement of such Employee to be bound by the terms and conditions of this Plan; in each case in the form and manner from time to time required by lululemon, the Administrator or the Trustee.

3.2 Employee Solely Responsible re Contribution Limits to Registered ESPP

For greater certainty, the Employers and Administrator and Trustee assume no responsibility in relation to whether any Employee is or continues to be eligible under applicable laws to participate in a Registered ESPP or contribution limits applicable to any Employee to any Registered ESPP, which matters shall be the sole responsibility of the Employee.

3.3 Enrolment by Non-Canadian Employees

A Full-Time Employee who is not a Canadian Employee who wishes to participate in the Plan may participate through a Non-Registered ESPP and such Employee must:

(a)submit to lululemon or the Administrator an enrolment form authorizing the Employee’s Employer to deduct from the Earnings of such Employee such contributions to this Plan as such Employee may designate in such enrolment form (subject to changes which the Employee may thereafter make pursuant to section 4.1);

(b)open an account with the Administrator (and, in connection therewith, if required by the Administrator or lululemon, submit to the Administrator or lululemon a Substitute Form W-9 or other form that the Administrator or lululemon may require); and

(c)express the agreement of such Employee to be bound by the terms and conditions of this Plan; in each case in the form and manner from time to time required by lululemon and the Administrator.

Article 4 — Contributions

4.1 Member Contributions and Allocation

A Member may, no less frequently than monthly, contribute an amount to this Plan equal to what ever portion of his or her Earnings equates, after deduction of applicable taxes, to either 3%, 6% or 9% of such Member’s Earnings for such period, as designated by such Member from time to time in the form and manner contemplated pursuant to sections 3.1 or 3.3 or in a written or electronic form notice given pursuant to this section. The contributions to this Plan made by a Member who is a Canadian Employee who is participating in a Non-Registered ESPP and/or a Registered ESPP shall be allocated between a Non-Registered ESPP and Registered ESPP as designated by such Member from time to time in the form and manner contemplated pursuant to sections 3.1 (d) or 4.2(b) or in a written or electronic form notice given pursuant to this section. A Member may change any designation or allocation referred to in this section to be applicable to future regularly scheduled payroll payments by giving notice of such change to the Administrator and the Trustee (and, if the Administrator or lululemon so advises the Member, to lululemon and the Member’s Employer), in the form and manner and subject to such restrictions or conditions (which may include conditions regarding when changes will become effective subsequent to notice being given or limitations on the number of times a Member may make changes in a specified time period) from time to time required by lululemon and the Administrator. Subject to the mandatory change of allocation contemplated pursuant to section 4.2, any such designation will remain in effect until changed by the Member.

4.2 Change of Status of Canadian Employee

If a Member participating in a Registered ESPP ceases to be a Canadian Employee:

(a)the Member must, not less than 10 days prior to the date on which the status of the Member changes, give notice of such change to the Administrator and the Member’s Employer specifying the date on which the Member will cease to be a Canadian Employee, in the form and manner required by lululemon and the Administrator or Trustee; and

(b)effective upon the date that the Member so ceases to be a Canadian Employee, all contributions made after such time to this Plan by the Member shall be allocated to the Member’s Non-Registered ESPP unless and until the Member again becomes a Canadian Employee, in which event the Member may give a notice pursuant to this section designating an allocation of such Member’s contributions between such Member’s Non-Registered ESPP and Registered ESPP in the form and manner required by lululemon and the Administrator or Trustee.

4.3 Deduction of Contributions – Registered ESPP

Contributions to this Plan made by a Member who is a Canadian Employee participating in a Registered ESPP which are, pursuant to section 4.1, allocated to the Member’s Registered ESPP will be deducted and withheld by the Member’s Employer by payroll deductions from such Member’s Earnings which will be made no more frequently than the regularly scheduled payroll payments as may be designated by the Member’s Employer from time to time and all such amounts so deducted or withheld will promptly (and, in any event, within ten days after the deduction or withholding thereof) be deposited by the Employer with the Trustee (or with the Administrator, as agent for the Trustee).

4.4 Deduction of Contributions – Non-Registered ESPP

Contributions made by a Member to this Plan which are not, pursuant to section 4.1, allocated to a Member’s Registered ESPP will be deducted and withheld by the Member’s Employer by payroll deductions from such Member’s Earnings which will be made no more frequently than the regularly scheduled payroll payments as may be designated by the Member’s Employer from time to time and will be allocated to the Member’s Non-Registered ESPP and all such amounts so deducted or withheld will promptly (and in any event, within ten days after the deduction or withholding thereof) be deposited by the Employer with the Administrator.

4.5 Employer Contributions – Registered ESPP

Subject to section 4.9, the Employer, on behalf of each Member who is a Canadian Employee who is participating in a Registered ESPP will make a contribution to the Member’s Registered ESPP on behalf of the Member equal to one-third of the amount contributed by such Member to the Member’s Registered ESPP. The contribution of lululemon will be deposited by lululemon with the Trustee (or with the Administrator, as agent for the Trustee) at the time of or promptly (and in any event, within ten days) after the end of each month in which contributions to this Plan made by such Member are deducted and withheld by the Member’s Employer. The Employer’s contributions will be additional compensation to the Member and the Employer will be entitled to make such withholdings as may be required by Applicable Tax Legislation form cash remuneration payable to the Member.

4.6 Employer Contributions – Non-Registered ESPP

Subject to section 4.9, the Employer, on behalf of each Member who is participating in a Non-Registered ESPP, will make a contribution to the Member’s Non-Registered ESPP on behalf of the Member equal to one-third of the amount contributed by such Member to the Member’s Non-Registered ESPP. The contribution by lululemon will be deposited by lululemon with the Administrator at the time of or promptly (and in any event, within ten days) after the end of each month in which contributions to this Plan made by such Member are deducted and withheld by the Member’s Employer. The Employer’s contributions will be additional compensation to the Member and the Employer will be entitled to make such withholdings as may be required by Applicable Tax Legislation from cash remuneration payable to the Member.

4.7 Contributions Credited to Accounts

The Trustee (or the Administrator as agent for the Trustee) will, on receipt of any contribution to a Registered ESPP by or on behalf of a Member, credit such contribution to such Member’s Registered ESPP Account. The Administrator will, on receipt of any contribution to a Non-Registered ESPP by or on behalf of a Member, credit such contribution to such Member’s Non-Registered ESPP Account. All contributions by lululemon on behalf of a Member will vest irrevocably in such Member as and when they are received by the Trustee or Administrator.

4.8 Holding of Amounts Pending Investment

The Trustee will hold all cash amounts credited to each Member’s Registered ESPP Account from time to time, pending the application thereof to the purchase of Common Shares pursuant to section 5.1, in a non-interest bearing account of the Trustee or the Administrator or of any Canadian chartered bank, including, without limitation, any bank expressly permitted in the Sponsor Agreement, or any trust corporation existing under the laws of Canada or any province thereof, and will credit all cash dividends or other earnings arising therefrom to such Member’s Registered ESPP Account. The Administrator will hold all cash amounts credited to each Member’s Non-Registered ESPP Account from time to time, pending the application thereof to the purchase of Common Shares pursuant to section 5.4, in a non interest bearing account of the Administrator or of any Canadian chartered bank, including, without limitation, any bank expressly permitted in the Administration Agreement, or any trust corporation existing under the laws of Canada or any province thereof, and will credit all cash dividends or other earnings arising therefrom to such Member’s Non-Registered ESPP Account.

4.9 Insolvency

Notwithstanding anything to the contrary herein, the Employer will not make any contribution to this Plan pursuant to section 4.5 or 4.6 in circumstances where the Employer is insolvent or such contribution would render the Employer insolvent.

Article 5 — Purchase of Common Shares

5.1 Purchase by Trustee of Common Shares – Registered ESPPs

The contributions by or on behalf of each Member to a Member’s Registered ESPP, together with all cash dividends, interest and other earnings credited to such Member’s Registered ESPP Account, will be applied by the Trustee (or the Administrator as agent for the Trustee) to the purchase of whole and fractional Common Shares to be held in trust for the benefit of such Member. Such purchases will be made by the Trustee (or the Administrator as agent for the Trustee) on or before the 15th day of the month following the month in which contributions by or on behalf of a Member are made, through the facilities of the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) and at the prevailing market price of our Common Stock on the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) on the date of purchase.

5.2 Holding of Common Shares – Registered ESPPs

All Common Shares purchased by the Trustee (or the Administrator as agent for the Trustee) pursuant to section 5.1 on behalf of a Member will be held by the Trustee in trust for the benefit of such Member, and the Trustee (or the Administrator as agent for the Trustee) will record in such Member’s Registered ESPP Account the number of Common Shares (including any fraction thereof) so held by the Trustee for the benefit of such Member. The certificates representing such Common Shares will, prior to the withdrawal of such Common Shares from the Member’s Registered ESPP, be registered in the name of the Trustee or its nominee.

5.3 Dividends in Registered ESPPs

The Trustee will, on receipt of any dividends paid on any Common Shares held by the Trustee in trust for the benefit of a Member pursuant to section 5.2, credit such dividends to such Member’s Registered ESPP Account.

5.4 Purchase by Administrator of Common Shares – Non-Registered ESPPs

The contributions by or on behalf of each Member to a Member’s Non-Registered ESPP, together with all cash dividends, interest and other earnings credited to such Member’s Non-Registered ESPP Account, will be applied by the Administrator to the purchase of whole and fractional Common Shares on behalf of such Member. Such purchases will be made by the Administrator on or before the 15th day of the month following the month in which contributions by or on behalf of a Member are made, through the facilities of the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) and at the prevailing market price of our Common Stock on the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) on the date of purchase.

5.5 Holding of Common Shares – Non-Registered ESPPs

All Common Shares purchased by the Administrator pursuant to section 5.4 on behalf of a Member will be held by the Administrator for the benefit of such Member, and the Administrator will record in such Member’s Non-Registered ESPP the number of Common Shares (including any fraction thereof) so held by the Administrator for the benefit of such Member. The certificates representing such Common Shares will, prior to the withdrawal of such Common Shares from this Plan, be registered in the name of the Administrator or its nominee.

5.6 Dividends in Non-Registered ESPPs

The Administrator will, on receipt of any dividends paid on any Common Shares held by the Administrator for the benefit of a Member pursuant to this Plan, credit such dividends to such Member’s Non-Registered ESPP Account.

Article 6 — Transfers to Registered ESPP

6.1 Transfer to Registered ESPP

A Member who is a Canadian Employee participating in a Registered ESPP may transfer all or some of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account to such Member’s Registered ESPP Account, subject to such restrictions and limitations and conditions as may be imposed from time to time by lululemon or the Trustee or Administrator. If the Canadian Employee Member is not already participating in a Registered ESPP the Member will be required to first enrol in a Registered ESPP pursuant to section 3.1(c) prior to effecting any transfer referred to in this section. A Member wishing to effect such a transfer must execute and submit to the Administrator an ESPP Transfer form in the form and manner required by lululemon and the Administrator. Such a transfer will not constitute a withdrawal from the Member’s Non-Registered ESPP for the purpose of Article 7.

6.2 Transfer Process

In the event of a transfer pursuant to section 6.1, the Administrator will transfer the Common Shares, money or other property held for the benefit of the Member in the transferring Member’s Non-Registered Account to the Trustee, on behalf of the Member, as directed by the Member, to be held by the Trustee in trust for the benefit of the Member. The Trustee (or the Administrator as agent for the Trustee) will record in such Member’s Registered ESPP Account the number of Common Shares (including any fraction thereof) so held by the Trustee for the benefit of such Member. The certificate representing any Common Shares so transferred will, prior to the withdrawal of such Common Shares from the Member’s Registered ESPP Account, be registered in the name of the Trustee or its nominee. The Member will provide the Administrator or Trustee with such information, and comply with such requirements as the Administrator or Trustee may require in relation to any capital gains which may be realized by the Member as a result of any such transfer. The Member effecting such transfer will have sole liability for determining and discharging any tax liability of the Member in respect of or arising as a result of such transfer.

Article 7 — Withdrawals

7.1 Right to Withdrawal

A Member may withdraw all or some of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account, or, if the Member has a Non-Registered ESPP Account and/or Registered ESPP Account, may separately withdraw all or some of the Common Shares, money or other property held in such Non-Registered ESPP Account and Registered ESPP Account, without in any way affecting the right of such Member to continue to participate in this Plan. If a Member wishes to withdraw some or all of the Common Shares, money or other property held in such Member’s Non-Registered ESPP Account or Registered ESPP Account, the Member must complete and submit to the Administrator a withdrawal form in the form and manner from time to time required by lululemon and the Administrator.

7.2 Withdrawal Following Termination of Employment

In the event of the termination of the employment of a Member with an Employer for any reason whatsoever (including death or disability), the Member will cease to be entitled to participate in this Plan as of the last day of active employment for the Member (without regard for any period of inactive employment or period of pay in lieu of notice of termination under statute, contract, common law, or otherwise) and all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which such Member’s employment is so terminated.

7.3 Withdrawal Following Change of Employment

In the event any Member participating in this Plan ceases to be a Full-Time Employee for any reason whatsoever (including disability), the Member will cease to be entitled to participate in this Plan and all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which such Member ceases to be a Full-Time Employee.

7.4 Withdrawal Following Termination of Plan

In the event of the termination of this Plan, all of the Common Shares, money and other property held in each Member’s Non-Registered ESPP Account and Registered ESPP Account, as applicable, will be deemed to have been withdrawn by the Member within 60 days after the date on which this Plan is terminated.

7.5 Fractional Share Interest on Withdrawal

All rights of a Member to a fraction of a Common Share upon any withdrawal of Common Shares from a Member’s Registered ESPP will be satisfied by a cash payment in an amount equal to the value thereof as determined by the Trustee on the basis of the Market Value on the day on which such withdrawal is made. All rights of a Member to a fraction of a Common Share upon any withdrawal of Common Shares from a Member’s Non-Registered ESPP will be satisfied by a cash payment in an amount equal to the value thereof as determined by the Administrator on the basis of the Market Value on the day on which such withdrawal is made.

7.6 Distribution Following Withdrawal – Non-Registered ESPP

Upon any withdrawal of Common Shares, money and other property by any Member from such Member’s Non-Registered ESPP, the Member (or the Member’s legal representatives) will be entitled to instruct the Administrator, in the manner required by the Administrator, to (i) sell any Common Shares so withdrawn in the open market, through the facilities of the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) and remit the proceeds from such sale, net of related transaction expenses, to such Member; (ii) transfer any Common Shares so withdrawn to a self-directed investment account of the Member designated by the Member; or (iii) cause a direct registration and issuance of Direct Registration Statement (DRS) in the name of such Member (or the Member’s legal representatives) representing any such Common Shares so withdrawn to be sent to the Member. If the Member (or the Member’s legal representatives) does not provide instructions to the Administrator within 60 days after the withdrawal, the Administrator will continue to hold the shares in such Member’s Registered ESPP, however, lululemon will no longer be responsible for any fees and expenses for this account. All fees and expenses will be deducted from such Member’s Registered ESPP annually by the Administrator through sale of sufficient Common Shares.

7.7 Distribution Following Withdrawal – Registered ESPP

Upon any withdrawal of Common Shares, money and other property by any Member from such Member’s Registered ESPP, the Member (or the Member’s legal representatives) will be entitled to instruct the Trustee (or the Administrator, as agent for the Trustee), in the manner required by the Trustee or the Administrator, to (i) sell any Common Shares so withdrawn in the open market, through the facilities of the NASDAQ Stock Market (or such other stock exchange as lululemon may designate from time to time) and remit the proceeds from such sale, net of related transaction expenses and withholding taxes (if applicable), to such Member, or (ii) transfer any Common Shares so withdrawn to a self-directed investment account or registered retirement savings plan of the Member designated by the Member. If the Member (or the Member’s legal representatives) does not provide instructions to the Trustee (or the Administrator as agent for the Trustee) within 60 days after the withdrawal, the Trustee will continue to hold the shares in such Member’s Registered ESPP, however, lululemon will no longer be responsible for any fees and expenses for this account. All fees and expenses will be deducted from such Member’s Registered ESPP annually by the Administrator through sale of sufficient Common Shares.

7.8 Compliance with Laws

lululemon shall from time to time take such steps and require such documentation from Members that in its opinion are necessary or desirable to ensure compliance with all applicable laws, including (i) the applicable securities laws and regulations of Canada (including the provinces and territories thereof) and of the United States, and any political subdivision of either, and the bylaws, rules and regulations of any stock exchange or other organized market on which the Common Shares may from time to time be listed or traded and (ii) the withholding provisions of Applicable Tax Legislation. lululemon shall also from time to time take such steps that in its opinion are necessary or desirable to restrict the transferability of any Common Shares withdrawn from this Plan in order to ensure such compliance.

Notwithstanding the foregoing, the Member shall at all times remain solely responsible for complying with annual contribution limits and shall at all times remain solely responsible for all income tax liability, including any penalties, arising pursuant to Applicable Tax Legislation and relating to participation in the Plan.

7.9 Tax Withholding

The Trustee shall have the right to:

(a)withhold and deduct from any payment to be made by the Trustee under this Plan any federal, provincial, local or other taxes and other amounts required by law to be withheld in respect of such payments; and
(b)sell any Common Shares held on behalf of any Member and use the proceeds from such sale to pay any federal, provincial, local or other taxes and other amounts required by law to be withheld in respect of any distribution to such Member under this Plan.

Article 8 — Temporary Suspension and Termination

8.1 Temporary Suspension

A Member may elect to suspend making contributions to this Plan effective as of the commencement of any month and for a period of not less than 3 months and not more than 12 months by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner from time to time required by lululemon.

8.2 Restriction

No Member may elect to suspend making contributions to this Plan pursuant to section 8.1 more than once in any Year.

8.3 Short Term Leaves

A Member who ceases to perform the duties of the Member’s position by virtue of being absent pursuant to a medical disability (short term disability, long term disability or Worker’s Compensation leave), maternity or parental leave or pursuant to such other leave of absence as may be approved by the Member’s Employer or required by law, may elect to suspend making contributions to this Plan effective as of the commencement of any month during such absence by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner required by lululemon. In such case, the Member must begin contributing to this Plan as soon as the Member returns to active employment following a leave of absence referred to in this section, except as otherwise permitted by this Plan.

8.4 Termination of Participation

A Member may elect to terminate the Member’s participation in this Plan effective as of the commencement of any month by giving written notice of such election to the Member’s Employer not less than 10 days prior to the commencement of such month in the manner from time to time required by lululemon. If a Member makes such election, the Member will cease to be entitled to participate in this Plan, or make contributions to this Plan, effective from and after the commencement of the month indicated in the notice, unless such Employee, if the Employee continues to be a Full-Time Employee eligible to do so, thereafter, subject to section 8.5, again enrols in this Plan pursuant to section 3.1 or section 3.3.

8.5 Effect of Termination of Participation

In the event any Member ceases to participate in this Plan as provided in section 8.4, all of the Common Shares, money and other property held in such Member’s Non-Registered ESPP Account and, if applicable, Registered ESPP Account, will be deemed to have been withdrawn by the Member within 60 days after the date such Member ceases to participate. In addition, in such event, the Employee will not be entitled to re-enrol or recommence participating in this Plan prior to the first anniversary of the first day of the month following the month in which such Member ceased to be entitled to participate in this Plan.

8.6 Required Form

If a Member wishes to temporarily suspend making contributions to this Plan as contemplated in section 8.1 or 8.3 or to terminate the Member’s participation in this Plan as contemplated by section 8.4, the Member must complete and submit to lululemon a suspension/termination form in the form and manner from time to time required by lululemon.

8.7 No Contributions

For greater certainty,
(a)so long as a Member’s contributions to this Plan are suspended, or
(b)from and after the time a Member ceases to participate in this Plan, contributions on behalf of such Member pursuant to sections 4.5 and 4.6 will also be suspended.

Article 9 — Administrator and Trustee

9.1 Administrator

Each of the Chief Financial Officer and the Chief People & Culture Officer of lululemon shall have the authority to appoint an Administrator and service provider in connection with the administration of this Plan pursuant to the terms of an administration, trust, administrative services, plan services or other agreement in form and on terms and conditions approved by either the Chief Financial Officer or the Chief People & Culture Officer.

9.2 Successor Administrator

lululemon will have the right at any time and from time to time to appoint any trust company or life insurance company authorized to carry on trust or deposit business or insurance business within British Columbia as a replacement Administrator and service provider in connection with the administration of this Plan pursuant to the terms of an administration, trust, administrative services, plan services or other agreement between lululemon and such trust company or insurance company in form and on terms and conditions approved by either the Chief Financial Officer or the Chief People & Culture Officer of lululemon.

9.3 Amendment of Administration Agreement

lululemon will have the right at any time and from time to time to agree to any modification or amendment to the administration, trust, administrative services, plan services or other agreement referred to in sections 9.1 or 9.2 which is approved by either the Chief Financial Officer or the Chief People & Culture Officer of lululemon.

9.4 Trustee

Each of the Chief Financial Officer and the Chief People & Culture Officer of lululemon shall have the authority to appoint a Trustee, pursuant to the terms of a Sponsor Agreement between lululemon and the Trustee, in form and on terms and conditions approved by either the Chief Financial Officer or the Chief People & Culture Officer.

9.5 Successor Trustee

lululemon will have the right at any time and from time to time to appoint any trust company authorized to carry on a trust business within the Province of British Columbia as a replacement Trustee to serve as trustee under this Plan in respect of the Registered ESPPs pursuant to the terms of an agreement between lululemon and such trust company in form and on terms and conditions approved by either the Chief Financial Officer or the Chief People & Culture Officer of lululemon.

9.6 Amendment of Sponsor Agreement

lululemon will have the right at any time and from time to time to agree to any modification or amendment to the Sponsor Agreement or a trust agreement referred to in section 9.5 which is approved by either the Chief Financial Officer or the Chief People & Culture Officer of lululemon.

Article 10 — Accounts and Records

10.1 Non-Registered ESPP Accounts

The Administrator will establish and maintain a separate account for each Member who is participating in a Non-Registered ESPP in which the Administrator will record:

(a)contributions made by such Member pursuant to section 4.1 allocated to the Member’s Non-Registered ESPP;
(b)To contributions to such Member’s Non-Registered ESPP made on behalf of such Member pursuant to section 4.6;
(c)interest or other earnings credited to such account
(d)Common Shares purchased by the Administrator on behalf of such Member pursuant to section 5.4;
(e)dividends paid on any Common Shares held by the Administrator for the benefit of such Member;
(f)Common Shares, money or other property transferred from such account pursuant to Article 6; and
(g)Common Shares, money and other property withdrawn from such account pursuant to Article 7.

10.2 Registered ESPP Accounts

The Trustee will establish and maintain a separate account for each Member who is a Canadian Employee who is participating in a Registered ESPP in which the Trustee will record:

(a)contributions made by such Member pursuant to section 4.1 which are allocated to the Member’s Registered ESPP;
(b)contributions to such Member’s Registered ESPP made on behalf of such Member pursuant to section 4.5;
(c)interest or other earnings credited to such account;
(d)Common Shares purchased by the Trustee in trust for the benefit of such Member pursuant to section 5.1;

(e)dividends paid on any Common Shares held by the Trustee in trust for the benefit of such Member;
(f)Common Shares, money and other property transferred to such account pursuant to Article 6; and
(g)Common Shares, money and other property withdrawn from such account pursuant to Article 7.

10.3 Reporting – Non-Registered ESPP Accounts

Promptly after December 31 in each Year the Administrator will deliver to each Member who is participating in a Non-Registered ESPP an electronic statement, delivered to the Member’s online account with the Administrator, of the Common Shares, money and other property recorded in such Member’s Non-Registered ESPP Account as of the last day of the immediately preceding month and such information concerning dividends, interest or other earnings credited to such Member’s Non-Registered ESPP Account, Common Shares purchased by the Administrator on behalf of such Member pursuant to section 5.4, Common Shares transferred from such account pursuant to Article 6 and Common Shares withdrawn from such account pursuant to Article 7 (including proceeds from the sale of any Common Shares pursuant to section 7.6 and cash payments made in lieu of a fraction of a Common Share pursuant to section 7.5) and other matters as may be necessary to enable such Member to file returns in respect of such Year under Applicable Tax Legislation. The Administrator will complete any information slips or similar reporting as may be required under Applicable Tax Legislation.

10.4 Reporting – Registered ESPP Accounts

Promptly after December 31 in each Year the Trustee (or the Administrator as agent for the Trustee) will deliver to each Member who is a Canadian Employee who is participating in a Registered ESPP an electronic statement, delivered to the Member’s online account with the Administrator, of the Common Shares, money and other property recorded in such Member’s Registered ESPP Account as of the last day of the immediately preceding month and such information concerning dividends, interest or other earnings credited to such Member’s Registered ESPP Account, Common Shares purchased by the Trustee in trust for the benefit of such Member pursuant to section 5.1, Common Shares transferred to such account pursuant to Article 6 and Common Shares withdrawn pursuant to Article 7 (including proceeds from the sale of any Common Shares pursuant to section 7.7 and cash payments made in lieu of a fraction of a Common Share pursuant to section 7.5) and other matters as may be necessary to enable such Member to file returns in respect of such Year under Applicable Tax Legislation. The Trustee (or the Administrator as agent for the Trustee) will complete any information slips or similar reporting as may be required under Applicable Tax Legislation.

Article 11 — Common Shares Subject to the Plan

11.1 Authorized Shares

The aggregate number of Common Shares available for purchase under the Plan will be 6,000,000, subject to adjustment pursuant to this Article 11.

11.2 Adjustments

The number of Common Shares available for purchase under the Plan will be automatically and proportionately adjusted for share dividends, share splits, share combinations, reorganizations and other similar events or transactions in a manner that reflects equitably the effects of such events or transactions.

Article 12 — Shareholder Materials

12.1 Shareholder Meeting Materials and Voting

So long as the Administrator or Trustee is holding Common Shares on behalf of a Member, the Administrator and Trustee (or the Administrator as agent for the Trustee) will cause the Member to be provided with a copy of the notice, information circular and proxy for each meeting of the shareholders of lululemon received by the Administrator and Trustee (or their nominees) as the registered holder of Common Shares together with an appropriate form on which the Member may indicate voting instructions to the Administrator or Trustee. Provided that the Member provides clear and timely instructions to the Administrator, or Trustee, as applicable, the Common Shares held by the Administrator and Trustee on behalf of a Member pursuant to this Plan will be voted by the Administrator and Trustee at each meeting of the shareholders of lululemon in accordance with such instructions of such Member.

12.2 Take-Over Bids, etc.

The Administrator and Trustee (or the Administrator as agent for the Trustee) will promptly advise all Members of take-over bids, issuer bids, rights offerings and other events notice of which is delivered to the Administrator and Trustee or their nominee as the registered holder of Common Shares and cause all Members to be provided with copies of all materials delivered by the offeror or lululemon to the Administrator or Trustee or their nominee in connection therewith.

Article 13 — Amendments and Termination

13.1 Amendments, Suspensions and Terminations of Plan

lululemon may at any time and from time to time amend, suspend or terminate this Plan in whole or in part as approved by resolution of the Board of Directors, provided that no such amendment, suspension or termination shall deprive any Member of any benefits that have accrued on or prior to the date thereof without the consent of the affected Member.

13.2 Delegation of Authority

The Board of Directors may delegate its authorities, including, without limitation, the authority to amend, suspend, or terminate the Plan pursuant to section 13.1, to the Committee. If the authorities of the Board of Directors are delegated to the Committee, the Committee shall have the powers theretofore possessed by the Board of Directors, including, to the extent permitted by applicable laws, the power to delegate to a sub-committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board of Directors shall hereafter also encompass the Committee or subcommittee, as applicable). The Board of Directors may abolish the Committee’s delegation at any time and the Board of Directors shall at all times also retain the authority it has delegated to the Committee. The Committee shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Common Shares are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

Article 14 — General

14.1 Agents

lululemon may from time to time appoint or engage accountants, lawyers and such other personnel as it deems necessary or advisable for the proper administration of this Plan.

14.2 Administrative Rules

lululemon may make administrative rules for the proper functioning of this Plan.

14.3 Interpretation

Save as expressly provided herein, the rights and obligations of a Member with respect to Common Shares, money and other property held by the Trustee pursuant to such Member’s Registered ESPP will be as provided in the Declaration of Trust in respect of such Member. All questions arising as to the interpretation of this Plan (including any disputes or disagreements which may arise under, as a result of or in any way related to the application of this Plan) will be determined by the Chief Executive Officer or Chief Financial Officer of lululemon or such other officer of lululemon as the Chief Executive Officer may designate in writing to the Administrator and Trustee from time to time, and any such determination will be final, binding and conclusive for all purposes.

14.4 Governing Law

This Plan and the rights of the parties hereto will be construed and governed according to the laws of British Columbia.

14.5 Expenses

Except as otherwise provided herein, lululemon will pay all administrative expenses of this Plan, including fees of the Administrator and the Trustee and brokerage fees and commissions in respect of the purchase of Common Shares purchased by the Trustee or Administrator under this Plan. Members will be responsible for (i) brokerage fees and commissions and other transaction fees and expenses payable upon a sale by the Administrator or Trustee of Common Shares held under this Plan; (ii) transaction fees (including fees charged by the Administrator) payable upon a transfer of Common Shares held under this Plan to a self-directed investment account of a Member; and (iii) share certificate fees (including fees charged by the Administrator) payable in respect of share certificates delivered to a Member.